[LOGO]

                                                                   June 27, 2000

Roger May
Chairman
Advanced Communications Technologies, inc.
19200 Von Karman Avenue, Suite 500
Irvine, CA 92612

Dear Mr. May:

      The purpose of this letter agreement (the "Agreement") is to set forth the terms and conditions pursuant to which Ladenburg Thalmann & Co. Inc. ("LTCO") shall serve as exclusive placement agent in connection with the proposed private offering (the "Offering") of securities (the "Securities") of Advanced Communications Technologies, inc. (the "Company"). The gross proceeds from the Offering will be up to $1,000,000. All references to dollars shall be to U.S. dollars. The terms of such Offering and the Securities shall be substantially in the form set forth in Exhibit E hereto, which exhibit is incorporated by reference herein.

      Upon the terms and subject to the conditions of this Agreement, the parties hereto agree as follows:

      1. Appointment. (a) Subject to the terms and conditions of this Agreement hereinafter set forth, the Company hereby retains LTCO. and LTCO hereby agrees to act as the Company's exclusive placement agent and financial advisor in connection with the Offering, effective as of the date hereof. The Company expressly acknowledges and agrees that LTCO's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by LTCO to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of LTCO with respect to securing any other financing on behalf of the Company.

      (b) Except as set forth below in this Section 1, during the effectiveness of this Agreement, neither the Company nor any of its subsidiaries or affiliates shall, directly or indirectly, through any officer, director, employee, agent or otherwise (including, without limitation, through any placement agent, broker, investment banker, attorney or accountant retained by the Company or any of its subsidiaries or affiliates), solicit, initiate or encourage the submission of any proposal or offer (an "Investment Proposal) from any person or entity (including any of such person's or entity's officers, directors, employees, agents and other representatives) relating to any issuance of the Company's or any of its subsidiaries' equity securities (including debt securities with any equity feature) or relating to any other transaction having a similar effect or result on the Company's or any of its subsidiaries' capitalization, or participate in any discussions or negotiations regarding, or furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage any effort or attempt by any other person or entity to do or seek to do any of the foregoing. The Company shall immediately cease and cause to be terminated any and all contacts, discussions and negotiations with third parties regarding any Investment Proposal. The Company shall promptly notify LTCO if any such Investment Proposal, or any inquiry or contact with any person or entity with respect thereto, is made. Notwithstanding the foregoing, nothing in this Agreement shall preclude the Company from (i) accepting up to $1,000,000 of equity financing arranged through National Investment Resources, Inc., (ii) any sale of securities through Gary Bryant for the purpose of funding the Company's Latin American expansion, (iii) any sale of securities by the Company's ACT (Australia) Pty Ltd. subsidiary, or (iv) any sale of securities owned by Roger May or his affiliates. The Company shall not provide or release any information with respect to this Agreement or the Offering, including any press release, except as required by law.

      2. Fees and Compensation. In consideration of the services rendered by LTCO in connection with the Offering, the Company agrees to pay LTCO the following fees and other compensation:

      (a) A cash fee payable immediately upon the closing of any portion of the Offering and equal to 6% of the aggregate capital raised.

      (b) 6% warrant coverage on the total amount of the Offering, payable at the first closing. Such warrants shall be in the form of Exhibit D.

      (c) $35,000 non accountable expense allowance, payable at the first closing (which shall be waived if such fee has already been paid in connection with the private placement of up to $12,000,000 of the Company's convertible securities by LTCO pursuant to that other engagement agreement of even date herewith in connection with such placement).

      (d) Upon the exercise of investor warrants, if any, by a holder thereof, the Company shall promptly notify LTCO of such exercise, and shall pay to LTCO an amount equal to 6% of the gross dollar amount received by the Company in connection with such exercise of the warrants.

      (e) All amounts payable hereunder shall be paid to LTCO out of an attorney escrow account at the closing or by such other means acceptable to LTCO.

      (f) Should LTCO provide a qualified institutional investor(s) by July 31, 2000 reasonably acceptable to the Company and such investor(s) is willing to invest in the Offering on substantially the same terms as outlined in the term sheet marked Exhibit E, and the Company declines to enter into definitive agreements with such investor(s) to consummate the Offering, for reasons other than a breach of this Agreement by LTCO, the Company will pay $200,000 to LTCO as a "break-up" fee (which shall be waived if such fee has already been paid in connection with the private placement of up to $12,000,000 of the Company's convertible securities by LTCO pursuant to that other engagement agreement of even date herewith in connection with such placement).

      3. Terms of Retention. (a) Unless extended or terminated in writing by the parties hereto by written notice to the other in accordance with the provisions hereof, this Agreement shall remain in effect until the Termination Date of July 31, 2000.

      (b) Notwithstanding anything herein to the contrary, the obligation to pay the Fees and Compensation and Expenses described in Section 2, if any, and paragraphs 2, 5, and 8 of Exhibit A and all of Exhibit B and Exhibit C attached hereto, each of which exhibits is incorporated herein by reference, shall survive any termination or expiration of the Agreement. It is expressly understood and agreed by the parties hereto that any private financing of equity or debt or other capital raising activity of the Company within 24 months of the termination or expiration of this Agreement, with any investors or lenders to whom the Company was introduced by LTCO or who was contacted by LTCO while this Agreement was in effect and disclosed to the Company in writing, shall result in such fees and compensation due and payable by the Company to LTCO under the same terms of Section 2 above. Upon completion of the Offering, any future renegotiation, restructuring, revision or other amendment of such Offering by and between the Company and the investors in such Offering which results in the receipt of any net new funds by the Company from such investor(s) shall be deemed to be a new financing and shall result in additional fees and compensation due and payable by the Company to LTCO under the terms of Section 2 above.

      4. Right of First Refusal. Upon completion of the Offering, LTCO shall have an irrevocable right of first refusal for a period of one year to provide all private financing arrangements for the Company (other than conventional banking arrangements, borrowing and commercial debt financing and discrete unrelated transactions of not more than $250,000 where no investment banking fee is being paid). LTCO shall exercise such right in writing within five (5) business days of receipt of a written term sheet describing such proposed transaction in reasonable detail.

      5. Information. The Company recognizes and confirms that in completing its engagement hereunder, LTCO will be using and relying solely on publicly available information and on data, material and other information furnished to LTCO by the Company or the Company's affiliates and agents. It is understood and agreed that in performing under this engagement, LTCO will rely upon the accuracy and completeness of, and is not assuming any responsibility for independent verification of, such publicly available information and the other information so furnished.

      6. Offers and Sales Only to Institutional Accredited Investors.

      Offers and sales of the Securities will be made only to qualified institutional buyers (as defined in Rule 144A) and to "accredited investors" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

      7.  No  General  Solicitation.  The  Securities  will be  offered  only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising in any form will be used in connection with the offering of the Securities. From and after the execution of this Agreement until the completion of the Offering, the Company shall pre-clear any proposed press release which mentions this Agreement or the Offering with LTCO.

      8. Miscellaneous. This Agreement, together with the attached Exhibits A though E constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the party to be charged hereunder.

      If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

      We appreciate this opportunity to be of service and are looking forward to working with you on this matter.

                         Very truly yours,

                         LADENBURG THALMANN & CO. INC.

                         By:
                            ----------------------------------
                            Name:
                            Title:

Agreed to and accepted
as of the date first written above:

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

By:  /s/ Roger May
   ------------------------------
   Name:  Roger May
   Title: CEO

                                                                       EXHIBIT A

                         STANDARD TERMS AND CONDITIONS

1. The Company shall promptly provide LTCO with all relevant information about the Company (to the extent available to the Company in the case of parties other than the Company) that shall be reasonably requested or required by LTCO, which information shall be complete and accurate in all material respects at the time furnished.

2. LTCO shall keep all information obtained from the Company strictly confidential except: (a) information which is otherwise publicly available, or previously known to, or obtained by LTCO independently of the Company and without breach of LTCO's agreement with the Company; (b) LTCO may disclose such information to its employees and attorneys, and to its other advisors and financial sources on a need to know basis only and shall use best efforts to ensure that all such employees, attorneys, advisors and financial sources will keep such information strictly confidential; and (c) pursuant to any order of a court of competent jurisdiction or other governmental body (including any subpena) or as may otherwise be required by law.

3. The Company recognizes that in order for LTCO to perform properly its obligations in a professional manner, it is necessary that LTCO be informed of and, to the extent practicable, participate in meetings and discussions between the Company and any third party, including, without limitation, any prospective purchaser of the securities, relating to the matters covered by the terms of LTCO's engagement.

4. The Company agrees that any report or opinion, oral or written, delivered to it by LTCO is prepared solely for its confidential use and shall not be reproduced, summarized, or referred to in any public document or given or otherwise divulged to any other person without LTCO's prior written consent, except as may be required by applicable law or regulation.

5. No fee payable to LTCO pursuant to any other agreement with the Company or payable by the Company to any agent, lender or investor shall reduce or otherwise affect any fee payable by the Company to LTCO hereunder. If LTCO engages any other broker-dealer or other finder to assist LTCO in the placement of the Offering, then the fees of such other broker-dealer or finder shall be paid by LTCO.

6. The Company represents and warrants that; (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder: (b) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; and (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Company's certificate of incorporation or by-laws or (ii) any agreement to which the Company is a party or by which any of its property or assets is bound.

7. Nothing contained in this Agreement shall be construed to place LTCO and the Company in the relationship of partners or joint venturers. Neither LTCO nor the Company shall represent itself as the agent or legal representative of the other for any purpose whatsoever nor shall either have the power to obligate or bind the other in any manner whatsoever. LTCO, in performing its services hereunder, shall at all times be an independent contractor.

8. This Agreement has been and is made solely for the benefit of LTCO and the Company and each of the persons, agents, employees, officers, directors and controlling persons referred to in Exhibit B and their respective heirs, executors, personal representatives, successors and assigns, and nothing contained in this Agreement shall confer any rights upon, nor shall this Agreement be construed to create any rights in, any person who is not party to such Agreement, other than as set forth in this paragraph.

9. The rights and obligations of either party under this Agreement may not be assigned without the prior written consent of the other party hereto and any other purported assignment shall be null and void.

10. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

                To the Company:
                Roger May
                Advanced Communications Technologies, Inc.
                19200 Von Karman Avenue, Suite 500
                Irvine, CA 92612
                Telephone: (949) 622-5566
                Facsimile: (949) 477-8022

                To LTCO:
                Ladenburg Thalmann & Co Inc.
                590 Madison Avenue
                New York, NY 10022
                Attention: Robert J. Kropp
                Telephone: (212) 409-2000
                Facsimile. (212) 409-2169

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

                                                                       EXHIBIT B

                                INDEMNIFICATION

      The Company agrees that it shall indemnify and hold harmless, LTCO, its stockholders, directors, officers, employees, agents, affiliates and controlling persons within the meaning of Section 20 of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, each as amended (any and all of whom are referred to as an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities, or expenses, and all actions in respect thereof (including, but not limited to, all legal or other expenses reasonably incurred by an Indemnified Party in connection with the investigation, preparation, defense or settlement of any claim, action or proceeding, whether or not resulting in any liability), incurred by an Indemnified Party: (a) arising out of, or in connection with, any actions taken or omitted to be taken by the Company, its affiliates, employees or agents, or any untrue statement or alleged untrue statement of a material fact contained in any of the financial or other information furnished to LTCO by or on behalf of the Company or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: or (b) with respect to, caused by, or otherwise arising out of any transaction contemplated by the Agreement or LTCO's performing the services contemplated hereunder; provided, however, the Company will not be liable under clause (b) hereof to the extent, and only to the extent, that any loss, claim, damage, liability or expense is finally judicially determined to have resulted primarily from LTCO's gross negligence or bad faith in performing such services.

      If the indemnification provided for herein is conclusively determined (by an entry of final judgment by a court of competent jurisdiction and the expiration of the time or denial of the right to appeal) to be unavailable or insufficient to hold any Indemnified Party harmless in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Company shall contribute to the amounts paid or payable by such Indemnified Party in such proportion as is appropriate and equitable under all circumstances taking into account the relative benefits received by the Company on the one hand and LTCO on the other, from the transaction or proposed transaction under the Agreement or, if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and LTCO on the other, but also the relative fault of the Company and LTCO; provided, however, in no event shall the aggregate contribution of LTCO and/or any indemnified Party be in excess of the net compensation actually received by LTCO and/or such Indemnified Party pursuant to this Agreement.

      The Company shall not settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim. suit or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could have been sought by such Indemnified Party hereunder (whether or not such Indemnified Party is a party thereto), unless such consent or termination includes an express unconditional release of such Indemnified Party, reasonably satisfactory in form and substance to such

Indemnified Party, from all losses, claims, damages, liabilities or expenses arising out of such action, claim, suit or proceeding.

      In the event any Indemnified Party shall incur any expenses covered by this Exhibit B, the Company shall reimburse the Indemnified Party for such covered expenses within ten (10) business days of the Indemnified Party's delivery to the Company of an invoice therefor, with receipts attached. Such obligation of the Company to so advance funds may be conditioned upon the Company's receipt of a written undertaking from the Indemnified Party to repay such amounts within ten (10) business days after a final, non-appealable judicial determination that such Indemnified Party was not entitled to indemnification hereunder.

      The foregoing indemnification and contribution provisions are not in lieu of, but in addition to, any rights which any Indemnified Party may have at common law hereunder or otherwise, and shall remain in full force and effect following the expiration or termination of LTCO's engagement and shall be binding on any successors or assigns of the Company and successors or assigns to all or substantially all of the Company's business or assets.

                                                                       EXHIBIT C

                                  JURISDICTION

      The Company and LTCO each hereby irrevocably: (a) submits to the jurisdiction of any court of the State of New York or any federal court sitting in the State of New York for the purposes of any suit, action or other proceeding arising out of the Agreement between the Company and LTCO which is brought by or against the Company or LTCO; (b) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court; and (c) to the extent that the Company or LTCO has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, the Company an LTCO each hereby waives, to the fullest extent permitted by law, such immunity. The prevailing party in any litigation respecting this Agreement shall be entitled to an award of its costs, including reasonable attorneys' fees, in connection therewith.

      The Company and LTCO each waives, and agrees not to assert in any such suit, action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) it is not personally subject to the jurisdiction of any such court; (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) with respect to it or its property; (C) any such suit, action or proceeding is brought in an inconvenient forum; (d) the venue of any such suit, action or proceeding is improper: or (e) this Agreement may not be enforced in or by any such court.

      Any process against the Company or LTCO in, or in connection with, any suit, action or proceeding filed in the United States District Court for the Southern District of New York or any other court of the State of New York, arising out of or relating to this Agreement or any transaction or agreement contemplated hereby, may be served personally, or by first class mail or overnight courier (with the same effect as though served personally) addressed to the party being served at the address set forth in the Agreement between the Company and LTCO.

      Nothing in these provisions shall affect any party's right to serve process in any manner permitted by law or limit its rights to bring a proceeding in the competent courts of any jurisdiction or jurisdictions or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

                                                                       EXHIBIT D

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED OR EXERCISED UNLESS AND UNTIL SUCH WARRANT AND/OR SHARES OF COMMON STOCK IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 4 AND 10 OF THIS WARRANT.

Warrant No. 1                                 Number of Shares:_______________
                                              (subject to adjustment)
Date of Issuance:____________, 2000


                                    [ISSUER]

                         Common Stock Purchase Warrant

                           (Void after [three years])

[Issuer], a _________________ corporation (the "Company"), for value received, hereby certifies that Ladenburg Thalmann & Co. Inc., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on________ 200_, ______________________ shares of Common Stock, of the Company, at a purchase price of $___________ per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1.    Exercise.

      (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
Exhibit I duly executed by the Registered Holder or by the Registered

Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

      (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling all or a portion of this Warrant. If the Registered Holder wishes to exercise this Warrant by this method, the number of Warrant Shares purchaseable (which shall in no event exceed the total number of Warrant Shares purchasable under this Warrant as set forth above), subject to adjustment under Section 2 of this Warrant) shall be determined as follows:

          X=Y[(A-B)/A]; where

X= the number of Warrant Shares to be issued to the Holder.

Y= the number of Warrant Shares with respect to which this Warrant is being exercised.

A= the Fair Market Value of one share of Common Stock.
B= the Purchase Price of
one share of Common Stock.

      The Fair Market Value per share of Common Stock shall be determined as follows:

            (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system (including, without limitation, the OTC Bulletin Board and, if the average daily trading volume for the preceding 10 days has been at least 100,000 shares, the Pink Sheets) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

            (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

      (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above accompanied by payment in full of the Purchase Price (the "Exercise Date): At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

      (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 5 business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

            (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of remaining Warrant Shares.

      2. Adjustments.

      (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective

      (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

      (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

      (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

      (c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

      (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

      (e) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the

Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. Notwithstanding the foregoing sentence, if (x) there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of any such reorganization, recapitalization, consolidation or merger, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock then subject to this Warrant by (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock as of the effective date of such transaction, as determined pursuant to subsection 1(b), and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in subsection 1(b) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

      (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

4. Requirements for Transfer.

      (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

      (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, or a transfer by a Registered Holder which is a member of the National Association of Securities Dealers (the "NASO") to an officer or employee of the Registered Holder as permitted by NASD rules, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

      (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

      -The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or if an effective registration statement is then in effect permitting the resale of the Warrant Shares.

      (d) The Registered Holder shall have "piggyback" registration rights to have the Warrant Shares (but not the Warrants) registered for resale on any registration statement which the Company files for any purpose on a form available for such registration, after the Original Issue Date Such registration shall be subject to customary obligations by the Registered Holder to provide information to the Company and by the Company to indemnify the Registered Holder against Securities Act liabilities.

5. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6. Notices of Record Date, etc. In the event:

      (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

      (b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

B, Exchange of Warrants. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity
agreement  (with  surety  if  reasonably   required)  in  an  amount  reasonably
satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Transfers, etc.

      (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

      (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

      (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Representations of the Registered Holder. The Registered Holder of this Warrant represents and warrants to the Company as follows:

      (a) Investment. The Registered Holder is acquiring this Warrant and the Warrant Shares issuable upon the exercise of this Warrant, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, except as otherwise may be permitted under applicable securities laws.

      (b) Authority. The Registered Holder has full power and authority to enter into and to perform this Warrant in accordance with its terms. The Registered Holder has not been organized specifically for the purpose of investing in the Company.

      (c) Accredited Investor The Registered Holder is an Accredited Investor within the definition set forth in Rule 501(a) promulgated under the Securities Act.

12. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

15. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

16. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

EXECUTED as of the Date of Issuance indicated above.

[ISSUER]

ATTEST:                                 By:
                                           ------------------------------
---------------------------
                                        Title:
                                              ---------------------------

EXHIBIT I

PURCHASE FORM

To:________________                                      Dated:_________________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. __), hereby irrevocably elects to purchase (check applicable box):

      0     _____ shares of the Common Stock covered by such Warrant; or

      0 the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1
            (b)

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is______
Such payment takes the form of (check applicable box or boxes):

      0     $______ in lawful money of the United States; and/or

      0 the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

      0 the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

Signature:
          -------------------------

Address:
        ---------------------------

        ---------------------------

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ) with respect to the number of shares of Common Stock covered thereby set forth below, unto:
Name of Assignee                Address                       No. of Shares

Dated:
      ----------------------

Signature:
          ---------------------

Signature Guaranteed:
                     ----------------
By:
   -------------------------

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule l7Ad-15 under the Securities Exchange Act of 1934.

                                                                       EXHIBIT E

                   Advanced Communications Technologies. Inc.
                                Ticker: ADVC
                                Exchange: OTC BB

                           Proposed Bridge Term Sheet

         Up to $1,000,000 Offering of 9% Convertible Bridge and Warrants

Securities Offered:         9% Convertible Bridge Loan and Warrants.

Use of Proceeds:            [--------------]

Maturity Date:              18 Months from the Closing Date.

Interest:                   9%, payable  quarterly or in full upon redemption or
                            conversion.  The Interest will be paid in cash.  The
                            Interest shall be reduced upon the Issuer meeting certain Milestones.

Milestones:                 (a) The Interest  shall be reduced by two percentage
                            points if the Company files a registration statement for the shares underlying the Bridge and such registration statement is declared effective within 100 days from the closing Date.

                            (b) The Interest shall be reduced by one percentage point if the Convertible Bridge is redeemed within 120 days from the closing Date.

Non - Repayment Conversion Schedule:

                            In the event that the Company fails to redeem the Bridge, the Bridge may be converted at the option of the investor at the lessor of (i) 115% of the low three-day average closing bid price of the Company's Common Stock for 22 consecutive trading days prior to closing or (ii) at 80% of the low three-day average closing bid price of the Company's Common Stock for the 22 consecutive trading days prior to the trading day on which the notice of conversion is transmitted by the investor.

Warrants:

Term:                       3-year life.

Strike Price of Warrants:   115%  of the  closing  bid  price  of the  Company's
                            Common   Stock  on  the  trading   day   immediately
                            preceding the Closing Date.

Number of Warrants:         If the Bridge is redeemed by Day 120, there shall be
                            33% warrant coverage (payable at closing); if the Bridge is not redeemed by Day 120, there shall be 50% warrant coverage (the additional 17% shall be delivered by Day 130)

Registration Rights:        The  Company  will  agree  to  file  a  registration
                            statement under the Securities Act of 1933 with respect to the shares of Common Stock underlying the Convertible Preferred Stock and the Warrants within
                            30 days of Closing. The Company will cause the registration statement to become effective on the date (the "SEC Effective Date") which will be within the earlier of 120 days of Closing or within five days of SEC clearance to request acceleration of effectiveness. The Company will maintain the effectiveness of such registration statement for a minimum of four years.

Optional Redemption:        The Company  will have the option of  redeeming  the
                            Convertible Bridge either partially or fully by paying cash to the investors as follows:

                            1. From the Closing Date to Day 90 at 105% of the aggregate face amount of the Convertible Bridge outstanding plus any accrued but unpaid Interest:

                            2 From Day 91 to Day 180 at 110% of the aggregate face amount of the Convertible Bridge outstanding plus any accrued but unpaid Interest.

                            3. From Day 181 and thereafter at 115% of the aggregate face amount of the Convertible Bridge outstanding plus any accrued but unpaid Interest.

Redemption Procedures:      The company  shall not send a  Redemption  Notice to
                            any of the  Investors  unless  it has good and clear
                            funds for a minimum  of the  amount  it  intends  to
                            redeem in an escrow account  controlled by an escrow
                            agent, on behalf of the Investors, The date on which
                            the Investors  are notified of the Company's  intent
                            to redeem the  Convertible  Bridge is defined as the
                            "Redemption Notice Date". The company will then have
                            5 trading days in which to satisify the  redemption.
                            If the  Company  fails  to  satisfy  the  redemption
                            notice  by  the  6th  trading  day   following   the
                            Redemption Notice Date, the redemption will be declared null and void and the Company will lose its redemption rights.

                  [Letterhead of LADENBURG THALMANN & CO. INC.]

                                                                   June 27, 2000

Roger May
Chairman
Advanced Communications Technologies, Inc.
19200 Von Karman Avenue, Suite 500

Irvine, CA 92812

Dear Mr. May:

The purpose of this letter agreement (the "Agreement") is to set forth the terms and conditions pursuant to which Ladenburg Thalmann & Co. Inc. ("LTCO") shall serve as exclusive placement agent in connection with the proposed offering (the "Offering") of equity securities (the "Securities") of Advanced Communications Technologies, Inc. (the "Company") pursuant to a registration statement. The gross proceeds from the Offering will be up to $12,000,000. All references to dollars shall be to U.S. dollars. The terms of such Offering and the Securities shall be substantially in the form set forth in Exhibit E hereto, which exhibit is incorporated by reference herein.

      Upon the terms and subject to the conditions of this Agreement, the parties hereto agree as follows:

      1. Appointment. (a) Subject to the terms and conditions of this Agreement hereinafter set forth, the Company hereby retains LTCO, and LTCO hereby agrees to act as the Company's exclusive placement agent and financial advisor in connection with the Offering, effective as of the date hereof. The Company expressly acknowledges and agrees that LTCO's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by LTCO to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of LTCO with respect to securing any other financing on behalf of the Company.

      (b) Except as set forth below in this Section 1, during the effectiveness of this Agreement, neither the Company nor any of its subsidiaries or affiliates shall, directly or indirectly, through any officer, director, employee, agent or otherwise (including, without limitation, through any placement agent, broker, investment banker, attorney or accountant retained by the Company or any of its subsidiaries or affiliates), solicit, initiate or encourage the submission of any proposal or offer (an "Investment Proposal") from any person or entity (including any of such person's or entity's officers, directors, employees, agents and other representatives) relating to any issuance of the Company's or any of its subsidiaries' equity securities (including debt securities with any equity feature) or relating to any other transaction having a similar effect or result on the Company's or any of its subsidiaries' capitalization, or participate in any discussions or negotiations regarding, or furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage any effort or attempt by any other person or entity to do or seek to do any of the foregoing. The Company shall immediately cease and cause to be terminated any and all contacts, discussions and negotiations with third parties regarding any Investment Proposal. The Company shall promptly notify LTCO if any such Investment Proposal, or any inquiry or contact with any person or entity with respect thereto, is made. Notwithstanding the foregoing, nothing in this Agreement shall preclude the Company from (i) accepting up to $1 ,000,000 of equity financing arranged through National Investment Resources, Inc., (ii) any sale of securities through Gary Bryant for the purpose of funding the Company's Latin American expansion, (iii) any sale of securities by the Company's ACT (Australia) Pty Ltd. subsidiary, or (iv) any sale of securities owned by Roger May or his affiliates. The Company shall not provide or release any information with respect to this Agreement or the Offering, including any press release, except as required by law.

      2. Fees and Compensation. In consideration of the services rendered by LTCO in connection with the Offering, the Company agrees to pay LTCO the following fees and other compensation:

      (a)   1)    6% warrant  coverage as a  commitment  fee payable on the date that the Company and the investor shall execute the definitive agreements with respect to the Offering, which warrants shall be in the form of Exhibit D; and

            2) a cash fee payable upon the initial and each subsequent closing equal to 6% of the amount drawn down by the Company at each such closing; and

      (b) $35,000 non-accountable expense allowance (which shall be waived if such fee has already been paid in connection with the private placement of up to $1,000,000 of the Company's convertible securities by LTCO pursuant to that other engagement agreement of even date herewith in connection with such placement).

      (c) Upon the exercise of investor warrants, if any, by a holder thereof, the Company shall promptly notify LTCO of such exercise, and shall pay to LTCO an amount equal to 6% of the gross dollar amount received by the Company in connection with such exercise of the warrants.

      (d) All amounts payable hereunder shall be paid to LTCO out of an attorney escrow account at the closing or by such other means acceptable to LTCO

      (e) Should LTCO provide a qualified institutional investor(s) within 60 days after the date hereof, reasonably acceptable to the Company and such investor(s) is willing to invest in the Offering on substantially the same terms as outlined in the term sheet marked Exhibit E, and the Company declines to enter into definitive agreements with such investor(s) to consummate the Offering for reasons other than a breach of this Agreement by LTCO, the Company will pay $200,000 to LTCO as a "break-up" fee (which shall be waived if such fee has already been paid in connection with the private placement of up to $1,000,000 of the Company's convertible securities by LTCO pursuant to that other engagement agreement of even date herewith in connection with such placement).

      3. Terms of Retention. (a) Unless extended or terminated in writing by the parties hereto by written notice to the other in accordance with the provisions hereof, this Agreement shall remain in effect until the Termination Date of July 2, 2001. If LTCO does not locate an investor willing to contract with the Company on the terms set forth in Exhibit E by September 30, 2000, the Company may terminate this Agreement by written notice to LTCO.

      (b) Notwithstanding anything herein to the contrary, the obligation to pay the Fees and Compensation and Expenses described in Section 2, if any, and the provisions of paragraphs 2, 5, and 8 of Exhibit A and all of Exhibit B and Exhibit C attached hereto, each of which exhibits is incorporated herein by reference, shall survive any termination or expiration of the Agreement It is expressly understood and agreed by the parties hereto that any private financing of equity or debt or other capital raising activity of the Company within 24 months of the termination or expiration of this Agreement, with any investors to whom the Company was introduced by LTCO or who was contacted by LTCO while this Agreement was in effect and disclosed to the Company in writing, shall result in such fees and compensation being due and payable by the Company to LTCO under the same terms of Section 2 above. Upon completion of the Offering, any future renegotiation, restructuring, revision or other amendment of the terms of such Offering by and between the Company and any of the investors in such Offering which results in the receipt of any net new funds by the Company from such investor(s) shall be deemed to be a new financing and shall result in additional fees and compensation becoming due and payable by the Company to LTCO under the terms of Section 2 above.

      4. Right of First Refusal. Upon completion of the Offering, LTCO shall have an irrevocable right of first refusal for a period of one year to provide all financing arrangements for the Company (other than conventional banking arrangements, borrowing and commercial debt financing and discrete unrelated transactions of not more than $250,000 where no investment banking fee is being paid). LTCO shall exercise such right in writing within five (5) business days of receipt of a written term sheet describing such proposed transaction in reasonable detail.

      5. Information. The Company recognizes and confirms that in completing its engagement hereunder, LTCO will be using and relying solely on publicly available information and on data, material and other information furnished to LTCO by the Company or the Company's affiliates and agents. It is understood and agreed that in performing under this engagement, LTCO will rely upon the accuracy and completeness of, and is not assuming any responsibility for independent verification of, such publicly available information and the other information so furnished. Notwithstanding the foregoing, it is understood that LTCO will conduct a due diligence investigation of the Company and the Company will cooperate in all respects with such investigation as a condition of LTCO's obligations hereunder.

      6. Registration. The Company shall prepare and, following review and approval by LTCO's counsel, file with the SEC a registration statement. From time to time in connection with any particular sale of Securities, the Company will, at its own expense, obtain any registration or qualification required to sell any Securities under the Blue Sky laws of any applicable jurisdictions, as reasonably requested by LTCO or the investor(s) and shall pay any filing fees required by NASD Regulation, Inc. in connection with their review of the terms of this Agreement, if so required.

      7.  No  General  Solicitation.  The  Securities  will be  offered  only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising in any form will be used in connection with the offering of the Securities. From and after the execution of this Agreement until the completion of the Offering, the Company shall pre-clear any proposed press release which mentions this Agreement or the Offering with LTCO.

      8. Closing. The closing of the sale of the Securities shall be subject to customary closing conditions, including the provision at closing by the Company to LTCO and the investor(s) of customary Officers' certificates, opinions of counsel and "cold comfort" letters from the Company's auditors.

      9. Miscellaneous. This Agreement together with the attached Exhibits A through E constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the party to be charged hereunder.

      If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

      We appreciate this opportunity to be of service and are looking forward to working with you on this matter.

                                                   Very truly yours,

                                                   LADENBURG THALMANN & CO. INC.

                                                   By: _________________________
                                                       Name:
                                                       Title:

Agreed to and accepted
as of the date first written above:

ADVANCED COMMUNICATIONS TECHNOLOGIES INC.

By: /s/ Roger May
    -----------------
    Name:  Roger May
    Title: CEO

                                                                       EXHIBIT A
                                                                       ---------

                          STANDARD TERMS AND CONDITIONS

1. The Company shall promptly provide LTCO with all relevant information about the Company (to the extent available to the Company in the case of parties other than the Company) that shall be reasonably requested or required by LTCO, which information shall be complete and accurate in all material respects at the time furnished.

2. LTCO shall keep all information obtained from the Company strictly confidential except: (a) information which is otherwise publicly available, or previously known to, or obtained by LTCO independently of the Company and without breach of LTCO's agreement with the Company: (b) LTCO may disclose such information to its employees and attorneys, and to its other advisors and financial sources on a need to know basis only and shall use best efforts to ensure that all such employees, attorneys, advisors and financial sources will keep such information strictly confidential; and (c) pursuant to any order of a court of competent jurisdiction or other governmental body (including any subpena) or as may otherwise be required by law.

3. The Company recognizes that in order for LTCO to perform properly its obligations in a professional manner, it is necessary that LTCO be informed of and, to the extent practicable, participate in meetings and discussions between the Company and any third party, including, without limitation, any prospective purchaser of the securities, relating to the matters covered by the terms of LTCO's engagement.

4. The Company agrees that any report or opinion, oral or written, delivered to it by LTCO is prepared solely for its confidential use and shall not be reproduced, summarized, or referred to in any public document or given or otherwise divulged to any other person without LTCO's prior written consent, except as may be required by applicable law or regulation.

5. No fee payable to LTCO pursuant to any other agreement with the Company or payable by the Company to any agent, lender or investor shall reduce or otherwise affect any fee payable by the Company to LTCO hereunder. IF LTCO engages any other broker-dealer or other finder to assist LTCO in the placement of the Offering, then the fees of such other broker-dealer or finder shall be paid by LTCO.

6. The Company represents and warrants that: (a) it has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder: (b) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; and (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Company's certificate of

                                                             EXHIBIT A CONTINUED
                                                             -------------------

      incorporation or by-laws or (ii) any agreement to which the Company is a party or by which any of its property or assets is bound.

7. Nothing contained in this Agreement shall be construed to place LTCO and the Company in the relationship of partners or joint venturers. Neither LTCO nor the Company shall represent itself as the agent or legal representative of the other for any purpose whatsoever nor shall either have the power to obligate or bind the other in any manner whatsoever. LTCO, in performing its services hereunder, shall at all times be an independent contractor.

8. This Agreement has been and is made solely for the benefit of LTCO and the Company and each of the persons, agents, employees, officers, directors and controlling persons referred to in Exhibit B and their respective heirs, executors, personal representatives, successors and assigns, and nothing contained in this Agreement shall confer any rights upon, nor shall this Agreement be construed to create any rights in, any person who is not party to such Agreement, other than as set forth in this paragraph.

9. The rights and obligations of either party under this Agreement may not be assigned without the prior written consent of the other party hereto and any other purported assignment shall be null and void.

10. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

                                      To the Company:
                                      Roger May
                                      Advanced Communications Technologies, Inc.
                                      19200 Von Karman Avenue, Suite 500
                                      Irvine, CA 92612
                                      Telephone: (949) 622-5566
                                      Facsimile: (949) 477-8022

                                      To LTCO:
                                      Ladenburg Thalmann & Co. Inc.
                                      690 Madison Avenue
                                      New York, NY 10022
                                      Attention:  Robert J. Kropp
                                      Telephone:  (212) 409-2000

                                      Facsimile:  (212) 409-2169

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

                                                                       EXHIBIT B

                                 INDEMNIFICATION

      The Company agrees that it shall indemnify and hold harmless, LTCO, its stockholders, directors, officers, employees, agents, affiliates and controlling persons within the meaning of Section 20 of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, each as amended (any and all of whom are referred to as an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities, or expenses, and all actions in respect thereof (including, but not limited to, all legal or other expenses reasonably incurred by an Indemnified Party in connection with the investigation, preparation, defense or settlement of any claim, action or proceeding, whether or not resulting in any liability), incurred by an Indemnified Party: (a) arising out of, or in connection with, any actions taken or omitted to be taken by the Company, its affiliates, employees or agents, or any untrue statement or alleged untrue statement of a material fact contained in any of the financial or other information contained in the registration statement and/or final prospectus furnished to LTCO by or on behalf of the Company or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (b) with respect to, caused by, or otherwise arising out of any transaction contemplated by the Agreement or LTCO's performing the services contemplated hereunder; provided, however, the Company will not be liable under clause (b) hereof to the extent, and only to the extent, that any loss, claim, damage, liability or expense is finally judicially determined to have resulted primarily from LTCO's gross negligence or bad faith in performing such services.

      If the indemnification provided for herein is conclusively determined (by an entry of final judgment by a court of competent jurisdiction and the expiration of the time or denial of the right to appeal) to be unavailable or insufficient to hold any Indemnified Party harmless in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Company shall contribute to the amounts paid or payable by such Indemnified Party in such proportion as is appropriate and equitable under all circumstances taking into account the relative benefits received by the Company on the one hand and LTCO on the other, from the transaction or proposed transaction under the Agreement or, if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and LTCO on the other, but also the relative fault of the Company and LTCO; provided, however, in no event shall the aggregate contribution of LTCO and/or any Indemnified Party be in excess of the net compensation actually received by LTCO and/or such Indemnified Party pursuant to this Agreement

      The Company shall not settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could have been sought by such Indemnified

Party hereunder (whether or not such Indemnified Party is a party thereto), unless such consent or termination includes an express unconditional release of such Indemnified Party, reasonably satisfactory in form and substance to such Indemnified Party, from all losses, claims, damages, liabilities or expenses arising out of such action, claim, suit or proceeding.

      In the event any Indemnified Party shall incur any expenses covered by this Exhibit B, the Company shall reimburse the Indemnified Party for such covered expenses within ten (10) business days of the Indemnified Party's delivery to the Company of an invoice therefor, with receipts attached. Such obligation of the Company to so advance funds may be conditioned upon the Company's receipt of a written undertaking from the Indemnified Party to repay such amounts within ten (10) business days after a final, non-appealable judicial determination that such Indemnified Party was not entitled to indemnification hereunder.

      The foregoing indemnification and contribution provisions are not in lieu of, but in addition to, any rights which any lndemnified Party may have at common law hereunder or otherwise, and shall remain in full force and effect following the expiration or termination of LTCO's engagement and shall be binding on any successors or assigns of the Company and successors or assigns to all or substantially all of the Company's business or assets.

                                                                       EXHIBIT C

                                  JURISDICTION

      The Company and LTCO each hereby irrevocably: (a) submits to the jurisdiction of any court of the State of New York or any federal court sitting in the State of New York for the purposes of any suit, action or other proceeding arising out of the Agreement between the Company and LTCO which is brought by or against the Company or LTCO; (b) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court; and (c) to the extent that the Company or LTCO has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, the Company and LTCO each hereby waives, to the fullest extent permitted by law, such immunity. The prevailing party in any litigation respecting this Agreement shall be entitled to an award of its costs, including reasonable attorneys' fees, in connection therewith.

      The Company and LTCO each waives, and agrees not to assert in any such suit, action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) it is not personally subject to the jurisdiction of any such court; (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) with respect to it or its property; (c) any such suit, action or proceeding is brought in an inconvenient forum; (d) the venue of any such suit, action or proceeding is improper, or (e) this Agreement may not be enforced in or by any such court.

      Any process against the Company or LTCO in, or in connection with, any suit, action or proceeding filed in the United States District Court for the Southern District of New York or any other court of the State of New York, arising out of or relating to this Agreement or any transaction or agreement contemplated hereby, may be served personally, or by first class mail or overnight courier (with the same effect as though served personally) addressed to the party being served at the address set forth in the Agreement between the Company and LTCO.

      Nothing in these provisions shall affect any party's right to serve process in any manner permitted by law or limit its rights to bring a proceeding in the competent courts of any jurisdiction or jurisdictions or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

                                                                       EXHIBIT D

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED OR EXERCISED UNLESS AND UNTIL SUCH WARRANT AND/OR SHARES OF COMMON STOCK IS REGiSTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 4 AND 10 OF THIS WARRANT,

Warrant No. 1                                          Number of Shares: _______
                                                       (subject to adjustment)

Date of Issuance: ________________, 2000

                                    [ISSUER]

                          Common Stock Purchase Warrant

                           (Void after (three years])

(Issuer), a _________________ corporation (the "Company"), for value received, hereby certifies that Ladenburg Thalmann & Co. Inc., or its registered, assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on_______, 200_, ______________________ shares of Common Stock, of the Company, at a purchase price of $___________ per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1. Exercise.

      (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

      (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling all or a portion of this Warrant. If the Registered Holder wishes to exercise this Warrant by this method, the number of Warrant Shares purchaseable (which shall in no event exceed the total number of Warrant Shares purchasable under this Warrant as set forth above), subject to adjustment under Section 2 of this Warrant) shall be determined as follows:

            X-Y[(A-B)/A]; where

X= the number of Warrant Shares to be issued to the Holder.

Y= the number of Warrant Shares with respect to which this Warrant is being exercised.

A= the Fair Market Value of one share of Common Stock.

B= the Purchase Price of one share of Common Stock.

      The Fair Market Value per share of Common Stock shall be determined as follows:

            (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system (including, without limitation, the OTC Bulletin Board and, if the average daily trading volume for the preceding 10 days has been at least 100,000 shares, the Pink Sheets) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

            (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, If the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

      (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above accompanied by payment in full of the Purchase Price (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

      (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 5 business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

            (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of remaining Warrant Shares.

2. Adjustments.

      (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

      (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

            (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

            (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

      (c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

      (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder

      (e) Adjustment for Mergers or Reorganizations etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. Notwithstanding the foregoing sentence, if (x) there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of any such reorganization, recapitalization, consolidation or merger, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock then subject to this Warrant by (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock as of the effective date of such transaction, as determined pursuant to subsection 1(b), and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in subsection 1(b) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

      (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase

Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

4. Requirements for Transfer.

      (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

      (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, or a transfer by a Registered Holder which is a member of the National Association of Securities Dealers (the "NASD") to an officer or employee of the Registered Holder as permitted by NASD rules, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

      (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or if an effective registration statement is then in effect permitting the resale of the Warrant Shares.

      (d) The Registered Holder shall have "piggyback" registration rights to have the Warrant Shares (but not the Warrants) registered for resale on any registration statement which the Company files for any purpose on a form available for such registration, after the Original Issue Date Such registration shall be subject to customary obligations by the Registered Holder to provide information to the Company and by the Company to indemnify the Registered Holder against Securities Act liabilities.

5. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6. Notices of Record Date, etc. In the event:

      (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

      (b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8. Exchange of Warrants. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity
agreement  (with  surety  if  reasonably   required)  in  an  amount  reasonably
satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Transfers, etc.

      (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

      (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

      (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Representations of the Registered Holder. The Registered Holder of this Warrant represents and warrants to the Company as follows:

      (a) Investment. The Registered Holder is acquiring this Warrant and the Warrant Shares issuable upon the exercise of this Warrant, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, except as otherwise may be permitted under applicable securities laws.

      (b) Authority. The Registered Holder has full power and authority to enter into and to perform this Warrant in accordance with its terms. The Registered Holder has not been organized specifically for the purpose of investing in the Company.

      (c) Accredited Investor. The Registered Holder is an Accredited Investor within the definition set forth in Rule 501(a) promulgated under the Securities Act.

12. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

15. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

16. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

      EXECUTED as of the Date of Issuance indicated above.

                                                    (ISSUER]

                                                    By: ________________________

                                                    Title: _____________________

ATTEST;
________________________

EXHIBIT I

PURCHASE FORM

To: ___________________                               Dated: ___________________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ), hereby irrevocably elects to purchase (check applicable box):

      o     ____ shares of the Common Stock covered by such Warrant; or

      o ____ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in
            Section 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $_________ Such payment takes the form of (check applicable box or boxes):

      o     $______ in lawful money of the United States; and/or

      o the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ Warrant Shares (using a Fair Market Value of $ per share for purposes of this calculation); and/or

      o the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

                                      Signature: _______________________________

                                      Address:
                                              __________________________________

                                              __________________________________

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ) with respect to the number of shares of Common Stock covered thereby set forth below, unto:
Name of Assignee                        Address             No. of Shares

Dated: ________________

Signature: ___________________________

Signature Guaranteed:

By: ___________________

The   signature    should   be
guaranteed   by  an   eligible
guarantor  institution (banks,
stockbrokers, savings and loan
associations and credit unions
with membership in an approved
signature  guarantee medallion
program)   pursuant   to  Rule
l7Ad-15  under the  Securities
Exchange Act of 1934.

                                                                       EXHIBIT E
                                                                       ---------

                   Advanced Communications Technologies, Inc.
                   ------------------------------------------

                               Ticker:      ADVC
                               Exchange:    OTC BB

             Up to $12,000,000 Underwritten Offering of Common Stock
             -------------------------------------------------------

Securities                    Common Stock

Total Draw Down Commitment:   up to $12,000,000

Draw Down Amount:             up to $500,000

use of Proceeds:              [                ]

Draw Down Terms:

      (a) The Company may, in its sole discretion, issue and exercise a draw down (a "Draw Down") during a Draw Down Pricing Period (which shall mean a period of 22 consecutive trading days preceding a Draw Down Exercise Date, as defined below), which Draw Down the Investor will be obligated to accept.

      (b) Only one Draw Down shall be allowed in each Draw Down Pricing Period. The Draw Down shall occur on the first trading day following the end of the Draw Down Pricing Period (the "Draw Down Exercise Date"), based on the Average Daily Price during the Draw Down Pricing Period.

      (c) There shall be a maximum of 24 Draw Downs during the term of this Facility.

      (d) Each Draw Down will expire on the calendar day after the Draw Down Exercise Date.

      (e) The Company must inform the Investor via facsimile transmission as to the amount of the Draw Down the Company wishes to exercise before the first day of the Draw Down Pricing Period (the "Draw Down Notice"). At no time shall the Investor be required to purchase more than the scheduled Draw Down amount for a given Draw Down Pricing Period so that if the Company chooses not to exercise the Draw Down in a given Draw Down Pricing Period the Investor is not obligated to purchase more than the scheduled amount in a subsequent Draw Down Pricing Period.

Pricing:

      (a) Commencing on the Effective Date of the Registration Statement and continuing for a period of 24 months thereafter, the Investor agrees to honor Draw Down requests from the Company for a total of up to $12,000,000 of the Company's Common Stock based upon Draw Downs of up to $500,000 per Draw Down and a per share purchase price equal to 85% of the Average Daily Price for the Draw Down Pricing Period.

      (b) If the Average Daily Price on a given trading day is less than the Threshold Price then the Investor's payment obligation under the Draw Down will be reduced by 1/22nd for such trading day and the corresponding portion of the Draw Down amount shall be withdrawn from the Draw Down Pricing Period.

Conditions:

      (a)         The Company shall cause to be filed a Registration  Statement.
                  which Registration Statement shall provide for the sale of the Common Stock purchased by and issued to the Investor hereunder, Before the Investor shall be obligated to accept a Draw Down request from the Company, the Company shall have caused a sufficient number of shares of common Stock to be registered to cover the shares of Common Stock to be issued in connection with such Draw Down.

      (b) Such Common Stock shall be placed in a mutually agreed upon escrow account before the issuance of a Draw Down request. The shares of Common Stock shall be settled on a weekly basis through the DTC system.

      (c) The Investor may terminate this Draw Down facility if a Material Adverse Effect or a Material change of Ownership has occurred.

      (d) The Company shall pay all fees and expenses related to the transactions contemplated by this Agreement. The Company shall pay at the Closing all attorneys fees and expenses incurred by the Investor of up to $35,000.

Limitation on
  Short Sales:    The investors  will agree not to enter into a "short sale" (as such term as defined in Rule 3b-3 of the  Securities  Exchange
                  Act  of  1934)  of  the  Company's   Common  Stock  until  the
                  termination of the Agreement.

Limitation on
  Issuance:       The  Company  shall not issue  more than 20% of common  shares outstanding without shareholder approval.


Confidentiality:  The  Company  agrees that it will not  disclose,  and will not include in any public announcement, the name or names of the Investor, unless expressly agreed to by the Investor or unless and until such disclosure is required by law or regulation, and then only to the extent of such requirement.

Documentation:    The definitive documentation shall contain such additional and
                  supplementary   provisions,   including  without   limitation,
                  representations,   warranties,   covenants,   agreements   and
                  remedies, as are appropriate to preserve and protect the economic benefits intended to be conveyed to the Investor pursuant hereto.

Certain Definitions:

      (a) "Average Daily Price" shall be the price based on the VWAP of the Company's Common Stock.

      (b) "Average Price" shall be the average of the Average Daily Price for the applicable Draw Down Pricing Period.

      (c)         "Draw  Down  Pricing   Period"  shall  mean  a  period  of  22
                  consecutive trading days preceding a Draw Down Exercise Date.

      (d) "Material Adverse Effect" shall mean any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any


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                        condition, circumstance or situation that would prohibit
                        or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under
                        the  Purchase  Agreement  or  the  Registration   Rights
                        Agreement in any material respect.

      (e) "Material Change in Ownership" shall mean that the officers and directors of the Company shall own less than ___% of the outstanding Common Stock of the Company.

      (f) "Threshold Price" is the lowest price at which the Company will issue new shares of Common Stock.

      (g) "VWAP" shall mean the daily volume weighted average price of the Company's Common Stock as reported by Bloomberg Financial using the AQR function.


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